SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):      June 1, 2004
                                                           ---------------

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

             000-32615                               04-3578653
      ------------------------            ---------------------------------
      (Commission File Number)            (IRS Employer Identification No.)


      401 Edgewater Place, Suite 200, Wakefield, MA             01880-6210
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      (Address of Principal Executive Offices)                  (Zip Code)


                                 (781) 557-1300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Required FD Disclosure

      On June 1, 2004 the Board of Directors of Franklin Street Properties Corp. (the "Company") elected John Burke as a Class II director and appointed Mr. Burke as chairperson of the Company's Audit Committee of the Board. Following Mr. Burke's appointment, the Company's Audit Committee is comprised of Mr. Burke, Ms. Barbara J. Corinha and Ms. Janet P. Notopoulos.


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

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2004             REGISTRANT

                                    FRANKLIN STREET PROPERTIES CORP.

                                    By: /s/ George J. Carter
                                        ---------------------
                                        George J. Carter
                                        President and Chief Executive Officer


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